EXHIBIT 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Teladoc Health, Inc.

EXECUTED this 16th day of March, 2021. GENERAL CATALYST GROUP VI, L.P.

By:	GENERAL CATALYST PARTNERS VI, L.P. its General Partner

	By:	GENERAL CATALYST GP VI, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

GENERAL CATALYST GROUP VIII, L.P.

By:	GENERAL CATALYST PARTNERS VIII, L.P. its General Partner

	By:	GENERAL CATALYST GP VIII, LLC its General Partner

		By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

GENERAL CATALYST GROUP VIII SUPPLEMENTAL, L.P.

By:	GENERAL CATALYST PARTNERS VIII, L.P.
its General Partner

By: GENERAL CATALYST GP VIII, LLC its General Partner

		By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

GENERAL CATALYST PARTNERS VI, L.P.

By:		GENERAL CATALYST GP VI, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

GENERAL CATALYST PARTNERS VIII, L.P. By: GENERAL CATALYST GP VIII, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

GENERAL CATALYST GP VI, LLC

By:		/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP VIII, LLC

By:		/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT, LLC

By:		/s/ Christopher McCain*
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS, L.P.

By:	GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
its General Partner

By:	/s/ Christopher McCain*
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GCSE VIII, L.P.

By:	GCSE VIII, LLC
its General Partner

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GCSE VIII, LLC

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GCGM Investment Holdings, LP

By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

General Catalyst Group Management Holdings, L.P.

By:	/s/ Christopher McCain
Christopher McCain Chief Legal Officer

*
Kenneth I. Chenault

*
Joel E. Cutler

*
David P. Fialkow

*
Hemant Taneja

* By:	/s/ Christopher McCain
Christopher McCain as Attorney-in-Fact